TRD-DP-063/01


                              SETTLEMENT AGREEMENT
                              --------------------


     THIS SETTLEMENT AGREEMENT (this "Agreement"), dated as of March 1, 2002, by and between P.M.I. Trading Limited ("PMI") and Penn Octane Corporation ("POCC").

     WHEREAS, POCC believes that is has claims against PMI for alleged shortfalls and other damages arising under or related to any contracts or any amendments thereto commencing on or about April 1, 2000 and concluding on or about March 31, 2001 for the sale of LPG Mix by POCC to PMI for delivery of the product to PMI at (a) Matamoros, Tamaulipas, Mexico (the "Matamoros Contract") and (b) Saltillo, Coahuila, Mexico (the "Saltillo Contract") (collectively, the Matamoros and Saltillo Contacts");

     WHEREAS, POCC claims that in or about April 2001 a contract was formed between the Parties (the "Alleged April 2001 Contract") and believes that it has claims for damages against PMI arising under such contract;

     WHEREAS, PMI refutes all of POCC's claims and denies owing POCC any monies or other damages to POCC under either the Matamoros and Saltillo Contracts or the Alledged April 2001 contract;

     WHEREAS, PMI and POCC desire to settle all claims arising under the Matamoros and Saltillo Contracts and the Alleged April 2001 Contract and, in connection therewith, enter into a contract the ("Contract") for the sale of LPG Mix by POCC to PMI on the terms and conditions mutually satisfactory to the Parties (such actions, collectively, the "Settlement"); and

     WHEREAS, PMI previously purchased from POCC 39,555,216 gallons of propane, which propane was stored at storage facilities leased by POCC and which propane has been delivered to PMI pursuant to an exchange agreement or agreements, and subject to certain Guaranty and Reimbursement Agreements (such Guaranty and Reimbursement Agreements attached hereto as Exhibit A). The aforementioned propane delivered to PMI shall be referred to as "Exchanged Propane."

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained and agreements contained herein, and for other goods and valuable consideration, receipt of which is hereby acknowledged, PMI and POCC hereby agrees as follows:

     1.   RECITALS.  The  foregoing  recitals  are  true  and  correct.

     2. DEFINITIONS. Capitalized terms used but not defined herein shall have the meaning ascribed to the same in the Contract.


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     3.   NO  ADMISSION. Neither this Agreement not anything provided for herein shall act as or constitute an admission by PMI or POCC that any of them, or their respective past or present officers, directors, shareholders, agents, employees, accountants or attorneys, committed any wrongful act, or violated or breached the terms of any agreement or duty owed, whether statutory or otherwise. It is specifically understood and agreed that this represents a compromise settlement of disputed claims and that any liability is denied.

     4.   REPRESENTATIONS  AND  WARRANTIES  OF  POCC

          4.1  Corporate  Authorization.  POCC  has  full corporate power and
               ------------------------
               authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance by POCC of this Agreement has been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by it of this Agreement.

          4.2  Consents  and  Approvals.  No  consent,  approval,  waiver  or
               ------------------------
               authorization is required to be obtained by POCC from, and no notice of filing is required to be given by POCC or made by POCC with, any federal, state, local or foreign governmental authority or other person in connection with the execution, delivery and performance of this Agreement.

          4.3  Non-Contravention.  The execution, delivery and performance by
               -----------------
               POCC of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of the organizational documents of POCC (ii) conflict with, or result in breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing or notice or the lapse of time or both) of any right or obligations of POCC under, or to a loss of any benefit to which POCC is entitled under, any contact; or (iii) result in a breach of or constitute a default under any law of any court or governmental authority to which POCC is subject.

          4.4  Binding  Effect.  This  Agreement  constitutes  a  valid  and
               ---------------
               legally binding obligation of POCC enforceable against POCC in accordance with the terms of this Agreement, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.


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     5.   REPRESENTATIONS  AND  WARRANTIES  OF  PMI.

          5.1  Corporation  Authorization.  PMI  has full corporate power and
               --------------------------
               authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance by PMI of this Agreement has been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by it of this Agreement.

          5.2  Consents  and  Approvals.  No  consent,  approval,  waiver  or
               ------------------------
               authorization is required to be obtained by PMI from, and no notice or filing is required to be given by PMI or made by PMI with, any federal, state, local, or foreign governmental authority or other person in connection with the execution delivery and performance of this Agreement.

          5.3  Non-Contravention.  The execution, delivery and performance by
               -----------------
               PMI of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of the organizational; documents of PMI (ii) conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of PMI under, or to a loss of any benefit to which PMI is entitled under, any contract; or (iii) result in a breach of or constitute a default under any law of any court or governmental authority to which PMI is subject.

          5.4  Binding  Effect.  This  Agreement  constitutes  a  valid  and
               ---------------
               legally binding obligation of PMI enforceable against PMI in accordance with the terms of this Agreement, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     6.   EXCHANGED  PROPANE.

          6.1 The Exchanged Propane has been delivered to PMI by POCC pursuant to an exchange agreement or agreements, and subject to certain Guaranty and Reimbursement Agreements attached hereto as Exhibit A.

          6.2 POCC and PMI agree and acknowledge that, with respect to all Exchanged Propane delivered by POCC to PMI from the Markham Storage Facility to Matamoros, Mexico, PMI has paid (i) a transportation fee of US $XXXX per Gallon, and (ii) a through


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               put-out  fee  of  US$XXXX  per  Gallon. After  March 1, 2002, PMI
               shall not be liable nor shall it pay any other fee, including without limitation, any storage fee with respect to propane previously purchased and paid for by PMI, stored at the Markham Storage Facility, and owed to PMI by POCC.

          6.3 POCC and PMI further agree and acknowledge that, with respect to all Exchanged Propane delivered by POCC to PMI at the Mont
               Belvieu Storage Facility, PMI has paid a fee of US$XXXX per Gallon for all such Exchanged Propane. The aforementioned fee constituted payment in full for (i) the through put-out costs from the Markham Storage Facility, (ii) the transportation costs from the Markham Storage Facility to the Mont Belvieu Storage Facility, (iii) all storage costs for storage at the Mont Belvieu Storage Facility, and (iv) any other or additional cost or fee that POCC may incur as a result of placing the Exchanged Propane in the Mont Belvieu Storage Facility. After March 1, 2002, PMI shall not be liable nor shall it pay any other fee, including without limitation, any storage fee with respect to propane previously purchased and paid for by PMI, stored at the Mont Belvieu Storage Facility, and owed by PMI by POCC.

     7. CONTRACT. As part of the Settlement, PMI and POCC are entering into a contract for the purchase of the LPG Mix by PMI from POCC, of even date herewith, on terms and conditions mutually satisfactory to the Parties (the "Contract"), the effectiveness of which shall be expressly subject to and conditioned upon the execution by the Parties thereto of this Settlement Agreement.

     8. POCC RELEASE. POCC releases and discharges PMI, its shareholders, officers, directors, agents, employees, insurers, parent companies, subsidiary companies, predecessors, successors and assigns (hereinafter in this paragraph collectively referred to as Releasees), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, convenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity (collectively, "Claims"), that POCC, its successors or assigns ever had or now have against Releasees for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release arising under or related to the Matamoros Contract, the Saltillo Contract and/or the Alleged April 2001 Contract. POCC represents to PMI that as of the date of this Release it does not know of nor does it have information upon which to believe that it has any other Claims arising from or relating to the Matamoros Contract, the Saltillo


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          Contract  and/or  the Alleged April 2001 Contract. Notwithstanding the
          foregoing Release the Parties specifically agree that this Release does not release claims that may arise with respect to delivery of the Exchanged Propane in accordance with the terms of this Agreement.

     9. PMI RELEASE. PMI releases and discharges POCC, it shareholders, officers, directors, agents, employees, insurers, parent companies, subsidiary companies, predecessors, successors and assigns (hereinafter in this paragraph collectively referred to as Releasees) from all Claims that PMI, it successors or assigns ever had or now have against Releasees for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, including, without limitation, Claims arising under or related to the Matamoros Contract, the Saltillo Contract and/or the Alleged April 2001 Contract. PMI represents to POCC that as of the date of this Release it does not know of nor does it have information upon which to believe that it has any other Claims arising from or relating to the Matamoros Contract, the Saltillo Contract and/or the Alleged April 2001 Contract. Notwithstanding the foregoing Release, the Parties specifically agree that this Release does not release claims that may arise with respect to delivery of the Exchanged Propane in accordance with the terms of this Agreement.

     10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall deemed or original and all of which taken together shall constitute one of the same instrument. Manual delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement. No modification or amendment of this Agreement shall be effective unless in writing and singed by the Party against whom it is sought to enforce the modification or amendment.

     11. GOVERNING LAW; ARBITRATION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regards to its conflicts of law principles. Any and all disputes, claims or controversies arising under or relating to this Agreement shall be settled by arbitration administered by the American Arbitration Association under its International Arbitration Rules. The place of the arbitration shall be New York City, New York. The Parties agree that the number of arbitrators shall be three. Each Party shall nominate a neutral and independent arbitrator, and the two arbitrators so appointed shall appoint the third neutral and independent arbitrator, who shall act as the Chairperson. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be selected by the American Arbitration Association. The award shall be in writing, shall be signed by a majority of the arbitrators, and shall include a statement regarding the reasons for the disposition of any claim. A judgment of the court having jurisdiction may be entered on the award. Except as


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          may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.

     12. ENTIRE AGREEMENT. This Agreement, together with the Contract, constitute the entire agreement between the Parties hereto, and supercede all prior agreements and understanding, both written and oral, among the Parties with respect to the subject matter hereof.

     13. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provisions and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provisions, or the application thereof, in any other jurisdiction.

     14. EXPENSES. Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated here shall be borne by the party incurring such expenses.

     IN WITNESS WHEREOF, the Parties have executed this Agreement effective on the date first above written.


P.M.I.  TRADING  LIMITED         PENN  OCTANE  CORPORATION


By:     /s/  Rodrigo  Aranda     By:     /s/  J.  B.  Richter
        --------------------             --------------------
Name:        Rodrigo  Aranda     Name:        J.  B.  Richter
        --------------------             --------------------
Title:             Signatory     Title:             President
        --------------------             --------------------


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